EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT
-----------------------------


We consent to the incorporation by reference in the following Registration Statements of The Charles Schwab Corporation of our reports dated February 22, 2001, appearing in and incorporated by reference in this Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 2000. Our report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph related to an accounting change to conform with Statement of Position 98-1.

Filed on Form S-3:

  Registration Statement No. 333-47107       (The Charles Schwab Corporation
                                              Employee Stock Incentive Plan)

  Registration Statement No. 333-32084       (Common stock registered pursuant
                                              to the acquisition of CyBerCorp
                                              Holdings, Inc.)

  Registration Statement No. 333-36410       (Debt Securities)

  Registration Statement No. 333-50812       (Common stock registered pursuant
                                              to the acquisition of Chicago
                                              Investment Analytics, Inc.)

Filed on Form S-4:

  Registration Statement No. 333-30886       (Common stock registered pursuant
                                              to the acquisition of
                                              U.S. Trust Corporation)

  Registration Statement No. 333-48764       (Registration of common stock)

Filed on Form S-8:

  Registration Statement No. 333-44793       (Charles Schwab Profit Sharing
                                              and Employee Stock Ownership Plan)

  Registration Statement No. 333-48335       (The Charles Schwab Corporation
                                              Employee Stock Incentive Plan)

  Registration Statement No. 333-93125       (The Charles Schwab Corporation
                                              Employee Stock Incentive Plan)

  Registration Statement No. 333-32058       (CyBerCorp Holdings, Inc.
                                              1996 Incentive Plan)

  Registration Statement No. 333-38150       (401(k) Plan and ESOP of
                                              United States Trust Company of
                                              New York and Affiliated Companies)



/s/DELOITTE & TOUCHE LLP
-------------------------
San Francisco, California
March 28, 2001